Exhibit 10.6

SYSOREX GLOBAL HOLDINGS CORP.

AMENDED AND RESTATED

2011 EMPLOYEE STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD GRANT NOTICE

Sysorex Global Holdings Corp., a Nevada corporation, (the “Company”), pursuant to the Sysorex Global Holdings Corp. 2011 Amended and Restated Employee Stock Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Participant”), in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the number of shares of the Company’s Common Stock set forth below (the “Shares”). This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) (including without limitation the restrictions on the Shares set forth in Section 2.2 of the Restricted Stock Agreement (the “Restrictions”)) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Award Grant Notice (the “Grant Notice”) and the Restricted Stock Agreement.

Participant: ____________________

Grant Date: ____________, 2014

Total Number of Shares of Restricted Stock: 5,000 Shares

Vesting Commencement Date: _______________, 2014

Vesting Schedule: Fully vested

By his or her signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. The Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice and/or the Restricted Stock Agreement. In addition, by signing below, the Participant also agrees that the Company or any affiliate of the Company, in its sole discretion, may satisfy any withholding obligations in accordance with Section 2.2(c) of the Restricted Stock Agreement by (i) withholding shares of Common Stock otherwise issuable to the Participant upon vesting of the shares of Restricted Stock, (ii) instructing a broker on the Participant’s behalf to sell shares of Common Stock otherwise issuable to the Participant upon vesting of the shares of Restricted Stock and remit the proceeds of such sale to the Company, or (iii) using any other method permitted by Section 2.2(c) of the Restricted Stock Agreement or the Plan. If the Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

SYSOREX GLOBAL HOLDINGS CORP.

By:
PARTICIPANT

(Signature)

(Print name)

(Address)

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EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Award Agreement (the “Agreement”) is attached, Sysorex Global Holdings Corp., a Nevada corporation (the “Company”) has granted to the Participant the number of shares of Restricted Stock (the “Shares”) under the Sysorex Global Holdings Corp. 2011 Amended and Restated Employee Stock Incentive Plan, as amended from time to time (the “Plan”), as set forth in the Grant Notice. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

ARTICLE I.

GENERAL

1.1 Incorporation of Terms of Plan. The Award (as defined below) is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

AWARD OF RESTRICTED STOCK

2.1 Award of Restricted Stock.

(a) Award. Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan and this Agreement, effective as of the Grant Date set forth in the Grant Notice, the Company has granted to the Participant an award of Restricted Stock (the “Award”) under the Plan in consideration of the Participant’s past and/or continued employment with or service to the Company or the Company’s affiliates, and for other good and valuable consideration which the Committee has determined exceeds the aggregate par value of the Common Stock subject to the Award as of the Grant Date. The number of Shares subject to the Award is set forth in the Grant Notice. The Participant is an Employee, Director or Consultant of the Company or one of the Company’s affiliates.

(b) Book Entry Form; Certificates. At the sole discretion of the Committee, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Participant in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement, and upon vesting and the satisfaction of all conditions set forth in Sections 2.2(b) and (d) hereof, the Company shall remove such notations on any such vested Shares in accordance with Section 2.1(e) below; or (ii) certificated form pursuant to the terms of Sections 2.1(c), (d) and (e) below.

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(c) Legend. Certificates representing Shares issued pursuant to this Agreement shall, until all Restrictions (as defined below) imposed pursuant to this Agreement lapse or have been removed and the Shares have thereby become vested or the Shares represented thereby have been forfeited hereunder, bear the following legend (or such other legend as shall be determined by the Administrator):

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Sysorex Global Holdings Corp. Employee Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Sysorex Global Holdings Corp., 3375 Scott Blvd., Suite 440, Santa Clara, CA 95054.”

(d) Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint may retain physical custody of any certificates representing the Shares until all of the Restrictions lapse or shall have been removed; in such event, the Participant shall not retain physical custody of any certificates representing unvested Shares issued to him or her. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as the Participant’s attorney(s)-in-fact to effect any transfer of unvested forfeited Shares (or Shares otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

(e) Removal of Notations; Delivery of Certificates Upon Vesting. As soon as administratively practicable after the vesting of any Shares subject to the Award pursuant to Section 2.2(b) hereof, the Company shall, as applicable, either remove the notations on any Shares subject to the Award issued in book entry form which have vested or deliver to the Participant a certificate or certificates evidencing the number of Shares subject to the Award which have vested (or, in either case, such lesser number of Shares as may be permitted pursuant to Section 12 of the Plan). The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances required by the Company. The Shares so delivered shall no longer be subject to the Restrictions hereunder.

2.2 Restrictions.

(a) Forfeiture. Notwithstanding any contrary provision of this Agreement, upon the Participant’s Termination of Employment for any or no reason, any portion of the Award (and the Shares subject thereto) which has not vested prior to or in connection with such Termination of Employment (after taking into consideration any accelerated vesting and lapsing of Restrictions, if any, which may occur in connection with such Termination of Employment) shall thereupon be forfeited immediately and without any further action by the Company or the Participant, and the Participant shall have no further right or interest in or with respect to such Shares or such portion of the Award. For purposes of this Agreement, “Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 3.2 hereof and the exposure to forfeiture set forth in this Section 2.2(a).

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(b) Vesting and Lapse of Restrictions. Subject to Section 2.2(a) above, the Award shall vest and Restrictions shall lapse in accordance with the vesting schedule set forth in the Grant Notice (rounding down to the nearest whole Share, except in the case of the final vesting event). In addition, the Company and the Participant acknowledge that the vesting of the Award and lapsing of Restrictions may be subject to acceleration under certain circumstances in accordance with the Participant’s director services agreement with the Company dated as of October __, 2014. In addition, if a Change of Control occurs and the Participant remains an Employee, Director or Consultant at least until immediately prior to the Change of Control, then the Award shall vest in full and Restrictions thereon shall lapse immediately prior to the occurrence of such Change of Control.

(c) Tax Withholding. The Company or the Company’s affiliates shall be entitled to require a cash payment (or to elect, such other form of payment determined in accordance with Section 12 of the Plan) by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the grant or vesting of the Award or the lapse of the Restrictions hereunder. In satisfaction of the foregoing requirement with respect to the grant or vesting of the Award or the lapse of the Restrictions hereunder, unless otherwise determined by the Company, the Company or the Company’s affiliates shall withhold Shares otherwise issuable under the Award having a fair market value equal to the sums required to be withheld by federal, state and/or local tax law. The number of Shares which shall be so withheld in order to satisfy such federal, state and/or local withholding tax liabilities shall be limited to the number of shares which have a fair market value on the date of withholding equal to the aggregate amount of such liabilities based on the minimum applicable federal, state and/or local tax withholding rates. Notwithstanding any other provision of this Agreement (including without limitation Section 2.1(b) hereof), the Company shall not be obligated to deliver any new certificate representing Shares to the Participant or the Participant’s legal representative or to enter any such Shares in book entry form unless and until the Participant or the Participant’s legal representative, as applicable, shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Participant resulting from the grant or vesting of the Award or the issuance of Shares hereunder.

(d) Conditions to Delivery of Shares. Subject to Section 2.1 above, the Shares deliverable under this Award may be either previously authorized but unissued Shares, treasury Shares or Shares purchased on the open market. Such Shares shall be fully paid and nonassessable. Notwithstanding the foregoing, the issuance of such Shares shall not be delayed if and to the extent that such delay would result in a violation of Section 409A of the Code. In the event that the Company delays the issuance of such Shares because it reasonably determines that the issuance of such Shares will violate Section 16 of the Plan, such issuance shall be made at the earliest date at which the Company reasonably determines that issuing such Shares will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii).

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2.3 Consideration to the Company. In consideration of the grant of the Award pursuant hereto, the Participant agrees to render faithful and efficient services to the Company or any affiliate of the Company.

ARTICLE III.

OTHER PROVISIONS

3.1 Section 83(b) Election. If the Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant hereby agrees to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

3.2 Restricted Stock Not Transferable. Until the Restrictions hereunder lapse or expire pursuant to this Agreement and the Shares vest, the Restricted Stock (including any Shares received by holders thereof with respect to Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to the restrictions on transferability set forth in Section 6.3(B) of the Plan.

3.3 Rights as Stockholder. Except as otherwise provided herein and in Sections 6.3(A), 6.3(B) and 6.3(C) of the Plan, upon the Grant Date, the Participant shall have all the rights of a stockholder of the Company with respect to the Shares, subject to the Restrictions, including, without limitation, voting rights and rights to receive any cash or stock dividends, in respect of the Shares subject to the Award and deliverable hereunder.

3.4 Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any of the Company’s affiliates or shall interfere with or restrict in any way the rights of the Company and the Company’s affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or an affiliate of the Company and the Participant.

3.5 Governing Law. The laws of the State of Nevada shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.6 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any and all applicable state and federal law (collectively, “Applicable Law”). Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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3.7 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board of Directors of the Company or an affiliate of the Company (if the affiliate, rather than the Company, is a party to the Agreement); provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Award in any material way without the prior written consent of the Participant.

3.8 Notices. Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. Any notice shall be deemed duly given when sent via email or when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service.

3.9 Successors and Assigns. The Company or any affiliate of the Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company and its affiliates. Subject to the restrictions on transfer set forth in Section 3.2 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

3.10 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the Award and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.11 Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and affiliates of the Company and the Participant with respect to the subject matter hereof.

3.12 Limitation on the Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. The Participant shall have only the rights of a general unsecured creditor of the Company and affiliates of the Company with respect to amounts credited and benefits payable, if any, with respect to the Shares issuable hereunder.

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SYSOREX GLOBAL HOLDINGS CORP.

By:
PARTICIPANT

(Signature)

(Print name)

(Address)

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EXHIBIT B

TO RESTRICTED STOCK AWARD GRANT NOTICE

CONSENT OF SPOUSE

I,                        , spouse of                            , have read and approve the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Consent of Spouse is attached and the Restricted Stock Award Agreement (the “Agreement”) attached to the Grant Notice. In consideration of issuing to my spouse the shares of the common stock of Sysorex Global Holdings Corp. set forth in the Grant Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Sysorex Global Holdings Corp. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:

Signature of Spouse

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